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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of Earliest Event Reported) - May 25, 2000

                                 ---------------


                          RELIANCE GROUP HOLDINGS, INC.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-8278                  13-3082071
  -------------------------------     -----------------         ---------------
  (State or other jurisdiction of   Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                Park Avenue Plaza, New York, New York             10055
                ----------------------------------------        ------------
               (Address of principal executive offices)         (Zip Code)


                                 (212) 909-1100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 ---------------

                                 Not applicable

             ------------------------------------------------------
             (Former name or address, if changed since last report)

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Item 5.  Other Events.

         On May 26, 2000, Reliance Group Holdings, Inc. ("Reliance") and Leucadia National Corporation ("Leucadia") announced that they had entered into an Agreement and Plan of Merger, dated May 25, 2000 (the "Acquisition Agreement"), among Reliance, Leucadia and Leucadia Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Leucadia ("Merger Sub"), providing, upon the terms and subject to the conditions set forth therein, for the acquisition of Reliance by Leucadia through the merger of Merger Sub with and into Reliance, with Reliance being the surviving corporation (the "Acquisition"). Upon consummation of the Acquisition, the separate corporate existence of Merger Sub will cease, and the existing stockholders of Reliance will become stockholders of Leucadia in accordance with the terms of the Acquisition Agreement. The Acquisition Agreement is incorporated herein by reference to Exhibit 99.1 to Schedule 13D, filed by Leucadia on June 5, 2000 with respect to the common stock of Reliance.

         Pursuant to the Acquisition, each outstanding share of Reliance common stock (other than shares held by Reliance and shares held by Leucadia or any of its subsidiaries), par value $.10, will be converted into the right to receive
0.11059346 share of Leucadia common stock, par value $1.00 per share.

         In connection with the Acquisition Agreement:

         o Reliance and Leucadia have entered into a Stock Option Agreement (the "Option Agreement"), pursuant to which Reliance granted to Leucadia an irrevocable option to purchase up to 9.9% of the shares of common stock of Reliance under certain circumstances at a price of $2.50 per share. The Option Agreement is incorporated herein by reference to Exhibit 99.2 to Schedule 13D, filed by Leucadia on June 5, 2000 with respect to the common stock of Reliance.

         o Certain holders of approximately 33% of Reliance's outstanding common stock (the "Reliance Holders") have entered into a Stockholders Agreement and Irrevocable Proxy (the "Reliance Stockholders Agreement"), pursuant to which they have agreed, among other things, to vote their shares in favor of the Acquisition and to grant Leucadia an option to acquire their shares of Reliance common stock under certain circumstances at a price of $2.50 per share. The Reliance Stockholders Agreement is incorporated herein by reference to Exhibit 99.3 to Schedule 13D, filed by Leucadia on June 5, 2000 with respect to the common stock of Reliance.

         o Certain holders of approximately 34% of Leucadia's outstanding common stock have entered into a Voting Agreement and Irrevocable Proxy (the "Leucadia Stockholders Agreement"), pursuant to which they have agreed, among other things, to vote their shares in favor of the Acquisition at any meeting of the holders of Leucadia common stock that may be required by the

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              rules of the New York Stock Exchange to approve the issuance of shares of Leucadia common stock in connection with the Acquisition. Leucadia has informed Reliance that no vote by shareholders of Leucadia is currently anticipated to be required. The Leucadia Stockholders Agreement is included herewith as
              Exhibit 10.3.

         o Leucadia has executed a Registration Rights Agreement (the "Registration Rights Agreement") granting the Reliance Holders certain registration rights with respect to the shares of Leucadia common stock that they will receive pursuant to the Acquisition. The Registration Rights Agreement is included herewith as Exhibit 10.4.

         The information contained in the joint press release issued on May 26, 2000 by Reliance and Leucadia with respect to the announcement of the Acquisition Agreement is incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by Leucadia on May 26, 2000.

         The foregoing description of and reference to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents, which are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         2.1 Agreement and Plan of Merger, dated May 25, 2000, among Reliance Group Holdings, Inc., Leucadia National Corporation and Leucadia Acquisition Corp. (Incorporated by reference to Exhibit 99.1 to Schedule 13D, filed by Leucadia on June 5, 2000 with respect to the common stock of Reliance)

         10.1 Stock Option Agreement, dated May 25, 2000, by and between Reliance Group Holdings, Inc. and Leucadia National Corporation (Incorporated by reference to Exhibit 99.2 to Schedule 13D, filed by Leucadia on June 5, 2000 with respect to the common stock of Reliance)

         10.2 Stockholders Agreement and Irrevocable Proxy, dated May 25, 2000, among Leucadia National Corporation and certain stockholders of Reliance Group Holdings, Inc. (Incorporated by reference to Exhibit 99.3 to Schedule 13D, filed by Leucadia on June 5, 2000 with respect to the common stock of Reliance)

         10.3 Voting Agreement and Irrevocable Proxy, dated May 25, 2000, among Reliance Group Holdings, Inc. and certain stockholders of Leucadia National Corporation

                                       3
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         10.4     Form of Registration Rights Agreement, dated May 25, 2000, among Leucadia National Corporation and certain stockholders of Reliance Group Holdings, Inc.

         99.1 Joint Press Release of Leucadia National Corporation and Reliance Group Holdings, Inc., dated May 26, 2000 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by Leucadia on May 26, 2000)

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended Reliance Group Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RELIANCE GROUP HOLDINGS, INC.



                                         By:     /s/ Lowell C. Freiberg
                                            ------------------------------
                                            Name:   Lowell C. Freiberg
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer


Date: June 7, 2000


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                                  EXHIBIT INDEX

Exhibit No.           Description

2.1 Agreement and Plan of Merger, dated May 25, 2000, among Reliance Group Holdings, Inc., Leucadia National Corporation and Leucadia Acquisition Corp. (Incorporated by reference to Exhibit 99.1 to Schedule 13D, filed by Leucadia on June 5, 2000 with respect to the common stock of Reliance)

10.1 Stock Option Agreement, dated May 25, 2000, by and between Reliance Group Holdings, Inc. and Leucadia National Corporation (Incorporated by reference to Exhibit 99.2 to Schedule 13D, filed by Leucadia on June 5, 2000 with respect to the common stock of Reliance)

10.2 Stockholders Agreement and Irrevocable Proxy, dated May 25, 2000, among Leucadia National Corporation and certain stockholders of Reliance Group Holdings, Inc. (Incorporated by reference to Exhibit 99.3 to Schedule 13D, filed by Leucadia on June 5, 2000 with respect to the common stock of Reliance)

10.3 Voting Agreement and Irrevocable Proxy, dated May 25, 2000, among Reliance Group Holdings, Inc. and certain stockholders of Leucadia National Corporation

10.4 Form of Registration Rights Agreement, dated May 25, 2000, among Leucadia National Corporation and certain stockholders of Reliance Group Holdings, Inc.

99.1 Joint Press Release of Leucadia National Corporation and Reliance Group Holdings, Inc., dated May 26, 2000 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by Leucadia on May 26, 2000)

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